EXHIBIT 99.1

Clinical Data, Inc. (r) Lazard Life Sciences Conference Presentation November 29, 2006

Forward-Looking Statements SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our acquisitions; our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone will advance further in the clinical trials process and whether and when, if at all, vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether vilazodone will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006, and September 30, 2006, and our Current Reports on Form 8-K filed with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Corporate Snapshot NASDAQ: CLDA Market Cap: ~$155 million Annualized Revenues of $80.0 million (on a pro forma basis) Approximately 400 employees International presence US, UK, France, Netherlands & Italy GLP, CLIA, ISO 9001, EN13485, CE

Divisional Structure Vilazodone Phase III SSRI/5HT1A

Divisional Overview 1) PGxHealth Division Leading position in pharmacogenetic diagnostics Proprietary, high-margin Therapeutic Diagnostics(tm) High growth area with significant ROI Targeted to payers and providers Vilazodone (SSRI/5HT1A) Dual-acting serotonergic agent in Phase III pivotal clinical trials with plan for companion pharmacogenetic test Bio marker test designed to increase Vilazodone efficacy target populations 2) Cogenics Division Leading provider of pharmacogenomics and molecular services including genotyping, sequencing, gene expression and other related services Extensive domestic and international client base Clients include pharmaceutical, biotech, government, academic and agricultural firms 3) Vital Diagnostics Division Well-established, global in vitro diagnostics business

Corporate Strategy PGxHealth Advance intellectual property and genetic marker development to commercialize scientifically valid and clinically meaningful pharmacogenetic tests Optimize vilazodone franchise: Complete first pivotal trial and identify genetic markers for vilazodone response Cogenics Grow and make profitable as stand alone division Leverage offerings to support PGxHealth's development of genetic markers and pharmacogenetic diagnostics Vital Diagnostics Maintain leadership position in low to moderately complex in vitro diagnostics

Key Achievements FY 2007

- Built management team
- Improved financial position Q-over-Q
- Vilazodone Phase III trial enrollment initiated and now > 65%
- Demonstrated substantial growth in revenue from existing pharmacogenetic tests
  - Familion revenue on track to more than double YOY
- Announced launch of following tests:
  - Warfarin (October)
  - Clozapine-Induced-Agranulocytosis (December)
  - Rituximab (calendar Q1 2007)
  - UGT1A1
- In-licensed new genetic markers relating to therapeutics response and safety in CNS, CV, Oncology and other areas that will lead to novel pharmacogenetic tests
- Announced landmark Pharmacare partnership - first of its kind
- Established overseas distribution agreement for Long QT test - expanding distribution channels

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PGxHealth(tm) Focus Leverage recent advances in pharmacogenetics with PGxHealth's expertise in genetic marker development and commercialization to provide novel, high value and proprietary diagnostics leading to more efficacious, safer and less-costly, "targeted" therapies. PGxHealth is dedicated to bringing the value of pharmacogenetic testing into mainstream clinical care to benefit providers, payers and patients. Introducing Therapeutic Diagnostics

PGxHealth Overview PGxHealth is focused on the rapidly emerging growth market of molecular diagnostics High margin business with high growth potential FDA is a strong proponent of the use of pharmacogenetics PGxHealth leverages a wealth of assets and experience to develop genetic markers for clinical diagnostics Focus on neuro-psychiatric, cardiology and oncology

Value of Clinical Pharmacogenetics Substantially reduces therapeutic costs and overall cost-of-care Improves patient outcomes Higher returns compared with traditional diagnostics -- leverages proprietary IP Aligns with quality measures and pay-for-performance initiatives Clinically sound Creates new revenue streams for clients (as other revenue sources contract) Supports regulatory calls for use of pharmacogenetics in clinical care PGxHealth is an emerging leader in commercializing pharmacogenetic tests to guide drug therapy

PGxHealth Focus Address Unmet Market Needs - Reduce Cost of Trial and Error Treatment Approach Disease progression Diagnosis Drug 2 Drug 3 Drug 4 Drug 1 Time/Cost Reactive Care Predictive Care Diagnosis Drug 1 PGx Test Time/Cost

PGxHealth Focus Address Unmet Market Needs - Improve Patient Response to Therapeutics Genetic markers can identify those who will best respond to certain drugs

PGxHealth Focus: Address Unmet Needs Patient Safety Remains A Major Problem Five percent (5%) of all hospital admissions (1.5 million cases) 106,000 deaths, USA annually 2.2 million patients suffer serious, but not lethal, side effects Increased length of hospital stay Increased per patient cost - $2,500 ADR associated costs $177 billion: Disproportionately associated with drugs metabolized by enzymes known to have reduced function or non-functional genetic variants* *JAMA 286: 2270, 2001 Pharmacogenetics safety markers identify patients most likely to develop serious adverse drug reactions

PGxHealth Product Portfolio Current Test Menu Test Therapy/Pathology Therapeutic Area Cardiac Channelopathies (Acute Cardiac Symptoms) Cardiovascular TPMT Test Multiple: Childhood Leukemia, Drug Toxicity Oncology PGxTest: WARFARIN Anticoagulation Cardiovascular PGxTest: CLOZAPINE Antipsychotics Schizophrenia CNS Inherited Long QT

PGxHealth Product Portfolio Pharmacogenetic Test Pipeline Test Therapy/Pathology Therapeutic Area Drug Metabolizing Enzymes Various (CYP for Specific Drug Metabolism) Various (CNS, GI, Oncology) UGT1A1 Irinotecan (Camtosar(r)) Oncology NHL - non-Hodgkin's Lymphoma Rituxan(r) - Monoclonal Antibody Oncology CPVT (catecholaminergic polymorphic ventricular tachycardia) Cardiac Channelopathy Cardiovascular Schizophrenia and Bipolar Test Expansion Typical and Atypical Antipsychotics CNS Response to Monoclonal Antibodies Various (Rituxan(r), Remecade(r)) Inflammatory Diseases (RA, Crohn's, etc.)

Familion on Track for Strong Year Apr Q2004 Jul Q2004 Oct Q2004 Jan Q2005 Apr Q2005 Jul Q2005 Oct Q2005 Jan Q2006 Apr Q2006 Jul Q2006 Revenue/Quarter 0 54000 175485.5 215154.5 414275.4 486000.5 611100.5 812700 809293.66 854100 # Tests/Quarter 0 10 33 53 103 135 170 227 234 257 First Two Quarters FY 2007 Note: Tests from US and Canada European expansion recently announced

Vilazodone

Vilazodone Primary Indication: Treatment of depression Profile: New generation, genetically guided dual serotonergic antidepressant Mechanism of Action: Unique molecule Both Selective Serotonin Reuptake Inhibitor (SSRI) and 5HT1A partial agonist Development Stage: Phase III clinical trial in progress > 65% enrollment completed Licensed from Merck KGAA, September 2004

Vilazodone Development Plan: Milestones Discover genetic markers for response: results Q3 2007 Enrich second pivotal study with these markers Study targeted to be completed by year-end 2008 Conduct long-term safety study in parallel with second pivotal trial Manufacture commercial supply NDA Filing: mid-2009 Develop Rx with companion diagnostic test

Cogenics Overview Leading provider of high quality sequencing, gene expression, genotyping, and other molecular services worldwide unique range of services Pharmaceutical, biotech, agricultural, government and academic clients Full range of regulatory compliance Operational sites in the US (Texas, Connecticut, North Carolina) and Europe (France and UK) Intersects with next generation genomic testing for diagnostics and targeted drug therapy (companion diagnostics Rx/Dx) Mix of margins - classic, non-proprietary services business Extensive customer base, US and abroad

Cogenics Service Offerings

Cogenics currently offers 300+ different services, the broadest menu in the industry.

- **Sequencing**
  - ABI 3730
- **Genotyping**
  - RFLP Mapping
  - Sequenom
  - Affymatrix microarray
  - Whole Genome association
    - DNA Analysis
    - DME-T
  - Agilent microarray
    - aCGH
- **Molecular Biology Services**
  - Genomic Stability Testing
  - Biodistribution
  - Residual DNA
  - Expression Analysis
    - QPCR
- **Extraction and Banking**
  - Collection Kits
  - DNA Extraction
  - Laser Capture Microdissection
  - BioBanking

Cogenics supports CLIA, GLP and cGMP regulated environments

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Cogenics Key Objectives Moving aggressively toward profitability Establish brand position as major independent provider of pharmacogenomics and molecular services with broad integrated offerings Leverage leading client base, expand in Europe Enhance technology platform base to increase productivity and reduce cost Recent partnerships announced with Quintiles, VWR, and Algynomics Utilize research relationships to feed companion diagnostic RX/DX opportunities Support PGxHealth CLIA lab requirements and growth

Vital Diagnostics Overview

- Market Leader in Moderate Complexity Diagnostics
- FY 2006 Revenue >$52M *
- ISO 9001, EN13485, CE, FDA
- Products and Services
  - Analyzers
  - Reagents
  - Consulting/Service

- **Vital Scientific NV** *Spankeren, The Netherlands - Instrumentation Development and Production*
- **Clinical Data S&S, Inc** *Smithfield RI and Brea CA - Equipment distribution, reagent manufacturing & consulting*
- **Electa Lab Srl** *Forli, Italy - ESR Immunochemistry Instrumentation*

- ***Recently Divested* - *Vital Diagnostics Pty. Ltd.*** *Sydney, Australia - Diagnostics distribution and immunoassay manufacturing*

* Excludes Revenue from Vital Diagnostics Australia

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Corporate Overview July 14, 2006 Clinical Data, Inc. (r) FY 2007 Financials and Objectives

Financial Performance Fiscal Q2 (September 30, 2006) Financial Highlights Year-to-date revenues $42.3 million Year-over-year revenues for the quarter increased $19.2 from $11.2 million Cash at September 30, 2006 $16.8 million Cash used in operating during Q2 totaled only $2.2 million down from $4.3 in Q1 and $8.7 million at year-end Q4 Q1 v. Q2 R&D spend on Vilazodone increased to $2.0 million from $1.3 million primarily due to Vilazodone Severance and restructuring charges resulting from recent acquisitions charges totaled $1.4 for Q2

Financial Performance Fiscal Q2 (September 30, 2006) Q4 2006 Q1 2007 Q2 2007 During last three quarters Clinical Data advances toward break-even Excluding the impact of Q2 restructuring and severance charges ($1.4M) from recent acquisitions Clinical Data approaches break-even

FY 2007 Objectives PGxHealth - Therapeutic Diagnostics: Access new IP for new marker validation and tests; build pipeline Grow Long QT franchise Launch new tests to begin market awareness and growth Expand international test distribution Increase business development activity Vilazodone: Advance vilazodone clinical trial and genetic markers Cogenics: Reduce costs, increase margins Position to grow through brand recognition, strong sales force, comprehensive service Introduce additional new services and grow profitable revenue lines Move unit aggressively toward profitability Vital Diagnostics: Grow business, expand distribution Focus product development resources Monitor consolidation in sector Examine strategic value of division Increase CLDA visibility with investors Conserve cash for operations while refocusing and growing the business

Corporate Overview July 14, 2006 Clinical Data, Inc. (r) www.clda.com Investor inquiries: John Quirk 1-646-536-7029 Clinical Data, Inc. (r)